SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         SEDONA WORLDWIDE INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          SEDONA WORLDWIDE INCORPORATED

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 21, 2001

To the Shareholders of Sedona Worldwide Incorporated:

     Notice is hereby given that the 2001 Special Meeting of Shareholders of Sedona Worldwide Incorporated, an Arizona corporation (the "Company"), will be held at the ILX Resorts Phoenix Sales Office, at 2111 East Highland Avenue, Suite 150, Phoenix, Arizona 85016 on the 21st day of November, 2001 at 9:00 a.m., local time, to consider and act upon the following proposals:

     (a)  To approve the Reorganization of the Company; and

     (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing matters are more fully explained in the accompanying Proxy Statement which is hereby made a part of this notice. All holders of record of Common Stock at the close of business on October 9, 2001, will be entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting. If you attend the meeting, you may vote your shares in person even if you have signed and returned your proxy card.

                       By order of the Board of Directors,

                       Viki J. Nelson
                       Secretary


Phoenix, Arizona
October 9, 2001

                          SEDONA WORLDWIDE INCORPORATED

                             3840 North 16th Street
                             Phoenix, Arizona 85016

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on November 21, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sedona Worldwide Incorporated, an Arizona corporation (the "Company"), for use at the Company's 2001 Special Meeting of Shareholders (the "Meeting"), to be held on November 21, 2001, at 9:00 a.m., local time, and at any and all adjournments and postponements of the Meeting. The Meeting will be held at the ILX Resorts Phoenix Sales Office, at 2111 East Highland Avenue, Suite 150, Phoenix, Arizona 85016. This Proxy Statement and the accompanying form of proxy (the "Proxy") will be first mailed to shareholders on or about October 22, 2001.

     Only holders of record of the Company's no par value common stock (the "Common Stock") at the close of business on October 9, 2001 (the "Record Date") are entitled to vote at the Meeting. The Proxy is enclosed for use at the Meeting if you are unable to attend in person. The persons named therein as proxies were selected by the Board of Directors of the Company. The Proxy is solicited by the Board of Directors of the Company. If a Proxy in the accompanying form is duly executed and returned, it will be voted as specified therein. If no specification is made, it will be voted in accordance with recommendations made by the Board of Directors. The Proxy may, nevertheless, be revoked at any time prior to exercise by delivering written notice of revocation to the Secretary of the Company or by attending the meeting and voting in person.

     The cost of preparing, assembling and mailing the Notice of Special Meeting, Proxy Statement and the Proxy and the cost of further solicitation hereinafter referred to is to be borne by the Company and is estimated to be nominal. In addition to the use of the mails, it may be necessary to conduct some solicitation by telephone, telegraph or personal interview. Any such solicitation will be done by the directors, officers and regular employees of the Company; and, in addition, banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward proxy soliciting materials to their principals to obtain authorization for the execution of proxies on their behalf. The Company will not pay such persons any compensation for soliciting proxies, but such persons will be reimbursed by the Company for their out-of-pocket expenses incurred in connection therewith.

                                     VOTING

     At the close of business on October 9, 2001, the Company had issued and outstanding 4,760,902 shares of Common Stock, each share being entitled to one vote. No other voting class of stock was then or is now outstanding.

     The holders of the majority of the shares of the Company's Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof.

     Any shareholder wishing to do so may appoint Patrick J. McGroder III and Mia A. Martori as proxies to vote such shareholder's stock by so indicating his preference on his Proxy Form. By making such an election, the shareholder appoints Patrick J. McGroder III and Mia A. Martori, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the Proxy Form, all the shares of Common Stock of Sedona Worldwide Incorporated held of record by the shareholder on October 9, 2001, at the Special Meeting of Shareholders to be held November 21, 2001, or any adjournment thereof.

            MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

     The    proposed     stock-for-stock,     tax-free    reorganization    (the
"Reorganization") is explained in Appendix 1 and Appendix 2.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to shareholders for their consideration at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                          THE GREENS OF LAS VEGAS, INC.

                                   ADDENDUM TO

                           MEMORANDUM OF UNDERSTANDING

                                 OCTOBER 6, 2001

     This Addendum (the "Addendum") dated October 6, 2001 to the Memorandum of Understanding dated September 28, 2001, a copy of which is attached hereto as Exhibit "A" and incorporated herein by this reference (the "MOU"), sets forth the terms of the amended agreement by and among The Greens of Las Vegas, Inc., a Nevada corporation ("GOLV"), Sedona Worldwide Incorporated, an Arizona corporation ("SDWW"), and Putting Greens Investors, LLC, a California limited liability company in formation ("PGI"), to finance the construction of GOLV's putting facility in Las Vegas and for general working capital. Certain capitalized terms used in this Addendum that are not defined shall have the same meaning as set forth in the MOU.

     1. SPECIAL MEETING OF SDWW STOCKHOLDERS. The parties agree that SDWW will convene a special meeting of its stockholders on November 21, 2001 (the "Meeting") to vote on the approval of the Reorganization.

     2. PROXY STATEMENT. In connection with the Meeting, SDWW will prepare and file a Preliminary Proxy Statement with the Securities and Exchange Commission on or before October 9, 2001. SDWW will also file a Definitive Proxy Statement 10 days after the filing of the Preliminary Proxy Statement or thereafter as soon as practicable after compliance with any comments from the Securities and Exchange Commission.

     3. 2002 ANNUAL MEETING OF SDWW STOCKHOLDERS. The parties agree that SDWW will convene its annual meeting of its stockholders as soon as practicable in 2002, but not later than May 31, 2002, to vote on the approval of (i) the reincorporation of SDWW in the State of Nevada, and (ii) a reverse stock split of SDWW's outstanding shares at a ratio recommended by the Board of Directors of SDWW to facilitate the qualification of the Company's common stock on the Nasdaq Small Cap Market.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK. THE SIGNATURE PAGE FOLLOWS.)

     In witness whereof, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have executed this Addendum on the date below each of their names. This Addendum shall constitute a binding agreement among the parties.

THE GREENS OF LAS VEGAS, INC.

By:
     -----------------------------------
     Eddie Heinen, President

Date:
     -----------------------------------

SEDONA WORLDWIDE INCORPORATED

By:
     -----------------------------------
     Mia A. Martori, President

Date:
     -----------------------------------

PUTTING GREENS INVESTORS, LLC
(A CALIFORNIA LIMITED LIABILITY COMPANY IN FORMATION)

By:
     -----------------------------------
     Bruce H. Haglund,
     Its Duly Authorized Agent

Date:
     -----------------------------------

                          THE GREENS OF LAS VEGAS, INC.

                           MEMORANDUM OF UNDERSTANDING

                               SEPTEMBER 28, 2001

     This Memorandum of Understanding (the "MOU") sets forth the terms of an agreement by and among The Greens of Las Vegas, Inc., a Nevada corporation
("GOLV"), Sedona Worldwide Incorporated, an Arizona corporation ("SDWW"), and Putting Greens Investors, LLC, a California limited liability company in formation ("PGI"), to finance the construction of GOLV's putting facility in Las Vegas and for general working capital.

     1. TRANSACTION OUTLINE.

          1.1 AMOUNT TO BE RAISED. The parties agree to use their mutual best efforts to raise up to $5.5 million in equity and debt financing for GOLV, as outlined in this MOU, to finance the construction of the putting facility in Las Vegas and for general working capital (the "GOLV Capital").

     1.2 REORGANIZATION. In order to raise the GOLV Capital, the parties have agreed in principle to a plan of reorganization pursuant to which SDWW will issue shares of its common stock (the "SDWW Shares") to the holders of all of the outstanding shares of common stock of GOLV (the "GOLV Shares") in a stock-for-stock, tax-free reorganization (the "Reorganization"). At the closing of the Reorganization (the "Closing"), SDWW will issue the SDWW Shares in exchange for the GOLV Shares in a ratio of .8 SDWW Shares for each GOLV Share (.8 to 1). At the Closing, SDWW shall transfer all of the assets relating to its "Sedona Spa" business to ILX Resorts Incorporated ("ILX") in consideration of the forgiveness of SDWW's indebtedness to ILX, which indebtedness equals approximately $190,000 as of August 31, 2001, with the intention that at the Closing SDWW shall be a "shell company" with no material assets or liabilities. The Closing will be contingent upon the consummation of certain of the items set forth in Section 1 of this MOU to insure that the GOLV Capital is raised in connection with the Reorganization. Upon the Closing, SDWW will change its name to "Greens Worldwide, Inc." or such other name as the parties agree to use. Hereinafter, SDWW after the Closing of the Reorganization shall be referred to as "GWWI."

          1.3 $2.0 MILLION SALE OF COMMON STOCK TO LLC. Upon the Closing, GWWI agrees to sell 16.0 million shares of its common stock (the "PGI Shares") to PGI for $2.0 million. PGI will deposit good funds into an escrow account established by the mutual agreement of the parties (the "Escrow") on or before October 31, 2001 (the "Closing Date") with irrevocable instructions to the Escrow agent to pay for the PGI Shares contingent only upon the Closing and the purchase of the ILX Shares (as defined in Section 1.5 below). The deposit by PGI of good funds for the purchase of the PGI Shares and the approval of the Escrow arrangements for the purchase of the PGI Shares by PGI, SDWW, ILX, and GOLV shall be a condition precedent to the Closing of the Reorganization.

          1.4 $2.0 MILLION LOAN TO GWWI. Upon the Closing Date, PGI or one its affiliates will loan $2.0 million to GWWI (the "Loan"). The Loan will mature in 36 months and bear interest not to exceed 10% per annum, with interest payable quarterly. The Loan will be convertible into shares of GWWI at the rate of $.50 per share (the "Conversion Rate"). The Loan will provide that PGI shall have the right to receive any unpaid interest due in shares of common stock of GWWI at the Conversion Rate. The right to convert the Loan will expire 36 months from the Closing Date. If the Loan is pre-paid by GWWI, the conversion right shall become an option to purchase 4.0 million shares of GWWI at $.50 per share expiring 36 months from the Closing Date. GWWI will deposit a promissory note (the "Note"), approved by the parties hereto, evidencing the Loan into the Escrow prior to the Closing Date. PGI will deposit good funds sufficient to make the Loan into the Escrow account on or before the Closing Date with irrevocable instructions to the Escrow agent to advance the funds for the Loan contingent only upon the Closing, delivery of the Note, the purchase of the PGI Shares, and the purchase of the ILX Shares. The deposit by PGI of good funds for the purchase of the PGI Shares and the approval of the Escrow arrangements for the Loan by PGI, SDWW, ILX, and GOLV shall be a condition precedent to the Closing of the Reorganization.

          1.5 $1.0 MILLION SALE OF COMMON STOCK TO ILX. Upon the Closing, GWWI agrees to sell 8.0 million shares of its common stock (the "ILX Shares") to ILX or its affiliates ("ILX") for $1.0 million. ILX will deposit good funds into the Escrow on or before the Closing Date with irrevocable instructions to the Escrow agent to pay for the ILX Shares contingent only upon the Closing, the completion of the Loan, and the purchase of the PGI Shares. The deposit by ILX of good funds for the purchase of the PGI Shares and the approval of the Escrow arrangements for the purchase of the ILX Shares by PGI, SDWW, ILX, and GOLV shall be a condition precedent to the Closing of the Reorganization.

          1.6 PURCHASE OF SHARES BY BALL; EMPLOYMENT AGREEMENT WITH BALL; GRANT OF OPTION TO BALL.

               1.6.1 On or before October 15, 2001, Jim Ball ("Ball") shall purchase 1.0 million shares of originally issued SDWW shares (the "Ball Shares") at a purchase price of $.08 per share. SDWW and Ball agree that the purchase price for the Ball Shares and the Ball Shares shall be held in trust by Bruce H. Haglund, Esq., Gibson, Haglund & Paulsen, counsel to GOLV ("Haglund") pending the Closing in an interest-bearing money market account. If the Closing does not occur on October 31, 2001, Ball shall have the right to demand the return of the purchase price, together with the interest earned thereon. If Ball demands the return of the purchase price, Haglund shall forthwith return the purchase price, together with the interest earned thereon, to Ball and the Ball Shares to the stock transfer agent for cancellation. Upon the Closing, Haglund shall wire transfer the purchase price for the Ball Shares, together with the interest earned thereon, to SDWW.

               1.6.2 Upon the Closing, SDWW shall enter into an employment agreement with Ball providing for his service to SDWW, the terms of which shall be approved in writing by the parties hereto and its execution shall be a condition precedent to the Closing.

               1.6.3 In connection with the Reorganization, ILX will grant Ball an option to purchase shares of SDWW owned by ILX at an initial exercise price of $.125 per share (the "Ball Option"), with periodic increases to be determined by Ball and ILX. The Ball Option shall provide Ball the opportunity to purchase shares of GWWI from ILX so that, assuming that the Ball Option and the GOLV Employee Options (as defined in Section 1.7 below) were exercised in full at the Closing, the Ball Option would equal 5% of the outstanding shares of GWWI. The other terms of the Ball Option, including but not limited to provisions for vesting, exercise, and expiration, shall be approved by the parties hereto prior to the Closing.

          1.7 GWWI OPTIONS TO GOLV EMPLOYEES. Upon the Closing, Eddie Heinen ("Heinen") shall grant options to certain key GOLV employees in an amount not to exceed options for 500,000 shares at an exercise price of $.125 per share (the "GOLV Employee Options"). The grant of the GOLV Employee Options shall be contingent upon the Closing. The terms of the GOLV Employee Options, including but not limited to provisions for vesting, exercise, and expiration, shall be approved by the parties hereto prior to the Closing.

          1.8 GWWI BOARD COMPOSITION. At the Closing, the Board of Directors of GWWI shall take such action as may be necessary to duly elect and appoint the following persons as members of the Board of GWWI:

                   Joseph P. Martori, Sr. or Other ILX Nominee
                   James Ball
                   Pat McGroder or Other ILX Nominee
                   Eddie Heinen
                   John D. Lee or Other GOLV Nominee
                   Bruce H. Haglund or Other PGI Nominee
                   Rodney J. Sherman or Other PGI Nominee

          1.9 GWWI OFFICERS. At the Closing, the Board of Directors of GWWI shall take such action as may be necessary to duly elect and appoint the following persons as the officers of GWWI:

                   James Ball, Chairman of the Board, Chief Executive Officer Eddie Heinen, President, Chief Operating Officer
                   Bruce H. Haglund, Secretary

As soon as practicable after the Closing, the Board of Directors will elect a Chief Financial Officer for the GWWI. Any amendments to the Bylaws of GWWI necessary to effect the foregoing elections shall be accomplished as of the Closing.

          1.10 $500,000 SALE OF STOCK TO GOLV STOCKHOLDERS. Prior to the Closing, GOLV will be entitled to sell up to 5,000,000 shares of GOLV common stock at a price of $.10 per share (the "Private Placement Shares"). The Private Placement Shares will be subject to conversion into SDWW Shares as set forth in
Section 1.2 at the Closing.

          1.11 LOCK-UP AND REGISTRATION RIGHTS AGREEMENT. As an additional condition to the Closing, PGI and its affiliates, ILX and its affiliates, Ball, Eddie Heinen, Scott Ludian, Steve Fink, and Matt Pearson will enter into a lock-up and registration rights agreement with an effective date immediately after the Closing in a form approved, executed, and deposited in the Escrow by them prior to the Closing.

     2. NON-CIRCUMVENTION. The parties hereto agree to jointly pursue the Reorganization as outlined in this MOU and agree not to compete with or circumvent each other in connection with the transactions contemplated hereby. During the period from the date of this MOU to November 30, 2001, GOLV agrees that it will not negotiate with any party other than PGI, SDWW, and ILX regarding a transaction similar to the Reorganization or any other transaction that results in the capitalization of GWWI and GOLV as contemplated by this MOU. If the parties have not completed the Reorganization on or before November 30, 2001 this MOU shall be of no further force or effect; however, any agreements between the parties executed after the date hereof shall be binding in accordance with their terms.

     3. DUE DILIGENCE. The parties and their respective agents, attorneys, and representatives shall have had full and free access to the properties, books, and records of PGI, SDWW, and GOLV for due diligence purposes (the confidentiality of which the parties agrees to maintain in accordance with a Nondisclosure and Confidentiality Agreement). The obligation of PGI to complete the Reorganization shall be subject to the satisfactory results of its due diligence reviews of GOLV and SDWW, which approval shall not be withheld unreasonably. The obligation of ILX to complete the Reorganization shall be subject to the satisfactory results of its due diligence reviews of GOLV, PGI, and SDWW, which approval shall not be withheld unreasonably. The parties agree to conduct their due diligence in a manner that does not unreasonably disrupt the business of another party.

     4. GOOD FAITH NEGOTIATIONS. The parties agree to negotiate in good faith with respect to such additional terms and conditions as are usual and customary in transactions such as the Reorganization and the raising of the GOLV Capital.

     5. EXPENSES. Each party shall pay for its own legal and accounting fees related to this MOU and the Reorganization; however, it is contemplated that GOLV shall bear the cost of having its counsel draft the required documents and agreements to effect the consummation of the Reorganization and the raising of the GOLV Capital, no portion of which shall be borne by SDWW or GWWI.

     6. CONDUCT OF BUSINESS PENDING THE CLOSING. Prior to the consummation or termination of the Reorganization, the sale of shares of GWWI, and the completion of the Loan, as set forth in Section 1 above, GOLV and SDWW will conduct their respective businesses only in the ordinary course and none of their respective assets relating to their respective businesses shall be sold or disposed of except in the ordinary course of business or as contemplated by the Reorganization. The parties agree that prior to the Closing or the termination of this MOU, neither GOLV nor SDWW shall issue additional securities or rights to acquire any securities without the consent of the other parties to this MOU, other than to Ball as set forth in Section 1.6 above. The parties also agree that neither SDWW nor GOLV shall incur any additional indebtedness, except in the ordinary course of business.

     7. REPRESENTATIONS OF SDWW. SDWW shall make the following representations and warranties to GOLV in connection with the Reorganization, which shall survive the closing of the Reorganization:

          7.1 SDWW is a corporation duly organized, validly existing and in good standing under the laws of Arizona, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now contemplated to be conducted in connection with the Reorganization, and at the Closing will be duly qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business will require such qualification.

          7.2 SDWW has the requisite power and authority to enter into this MOU and the agreements contemplated by the Reorganization and to carry out its obligations the agreements as contemplated hereby. The execution and delivery of this MOU and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other proceedings on the part of SDWW are necessary to authorize the MOU and the transactions contemplated by the MOU. Except for required present or future filings under state and federal securities laws, no authorization, consent or approval of, or filing that has not been duly made with, any governmental body or authority, and no authorization, consent or approval of any third party, is necessary for the consummation by SDWW of the transactions contemplated by the Agreement.

          7.3 The execution and delivery of the MOU and the consummation of the transactions contemplated by the Reorganization and compliance with their terms does not as of the date of this MOU, and will not as of the Closing of the Reorganization, (i) conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of SDWW, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to SDWW, or (iii) result in the creation or imposition of any lien on any asset of SDWW.

          7.4 No material action, suit or proceeding is pending, or, to the best of SDWW's knowledge, is threatened against SDWW at law or in equity, or before any national, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

          7.5 SDWW agrees to make such additional representations, warranties, and covenants in the connection with the Reorganization as are customary for a transaction of the type contemplated.

     8. REPRESENTATIONS OF GOLV. GOLV makes the following representations and warranties to SDWW, which shall survive the Closing of the Reorganization:

          8.1 GOLV is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as it is now contemplated to be conducted in connection with the Reorganization, and at the Closing will be duly qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of its properties or the conduct of its business will require such qualification.

          8.2 GOLV has good and marketable title to its assets, free and clear of any claim, mortgage, pledge, lien or encumbrance of any kind created by or deriving from its businesses or any third parties.

          8.3 GOLV has the requisite power and authority to enter into this MOU and the agreements contemplated by the Reorganization and to carry out its obligations the agreements as contemplated hereby. The execution and delivery of this MOU and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other proceedings on the part of GOLV are necessary to authorize the MOU and the transactions contemplated by the MOU. Except for required present or future filings under state and federal securities laws, no authorization, consent or approval of, or filing that has not been duly made with, any governmental body or authority, and no authorization, consent or approval of any third party, is necessary for the consummation by GOLV of the transactions contemplated by the Agreement, other than the consent of its stockholders to the Reorganization.

          8.4 The execution and delivery of this MOU and the consummation of the transactions contemplated by the Reorganization and compliance with their terms does not as of the date of this MOU, and will not as of the Closing of the Reorganization, (i) conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of GOLV, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to GOLV, or (iii) result in the creation or imposition of any lien on any asset of GOLV.

          8.5 No material action, suit or proceeding is pending, or, to the best of GOLV's knowledge, is threatened against GOLV at law or in equity, or before any national, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

          8.6 GOLV agrees to make such additional representations, warranties, and covenants in the connection with the Reorganization as are customary for a transaction of the type contemplated.

     9. CONFIDENTIALITY. The parties acknowledge that they have entered into mutual non-disclosure and confidentiality agreements preventing the parties from disclosing and requiring the parties to maintain the confidentiality of proprietary business and technical information relating to the other party. Except as required by law, in the reasonable opinion of their respective attorneys, the parties agree not to disclose any information concerning the Reorganization to anyone other than their legal counsel, financial advisors, and other professionals working on the Reorganization without the consent of the other parties, which consent will not be withheld unreasonably.

     10. MISCELLANEOUS. This MOU constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions between the parties. Neither this MOU nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     11. GOVERNING LAW. This MOU shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the conflict of laws provisions thereof.

     12. ARBITRATION. Any dispute between the parties concerning the terms of this MOU shall be resolved through binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association to be conducted in Las Vegas, Nevada. The prevailing party in any such arbitration shall be entitled to recover its reasonable attorneys fees and costs from the other party.

     13. BINDING NATURE. The parties acknowledge and agree that this MOU shall be binding on the parties. However, the parties acknowledge their intention to enter into additional agreements in connection with the Reorganization that will include the terms and conditions of this MOU and such other terms and conditions as are customary in a transaction such as the Reorganization and as may be agreed upon by the parties. The undersigned parties agree to use their best efforts to draft definitive Reorganization and other agreements incorporating the terms of this MOU into such other agreements as may be required to effect the intents and purposes outlined herein.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK. THE SIGNATURE PAGE FOLLOWS.)

     If the foregoing is in accordance with your understanding, please sign below and return to us one copy of this MOU to indicate your acceptance of the terms set forth herein, whereupon this MOU and your acceptance shall constitute a binding agreement among the parties.

THE GREENS OF LAS VEGAS, INC.

By:
     -----------------------------------
     Eddie Heinen, President

Date:
     -----------------------------------

SEDONA WORLDWIDE INCORPORATED

By:
     -----------------------------------
     Mia A. Martori, President

Date:
     -----------------------------------

PUTTING GREENS INVESTORS, LLC
(A CALIFORNIA LIMITED LIABILITY COMPANY IN FORMATION)

By:
     -----------------------------------
     Bruce H. Haglund,
     Its Duly Authorized Agent

Date:
     -----------------------------------

Sedona Worldwide Incorporated
3840 North 16th Street
Phoenix, Arizona 85016

                                      PROXY

           This Proxy is solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Patrick J. McGroder III and Mia A. Martori, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Sedona Worldwide Incorporated held of record by the undersigned on October 9, 2001, at the 2001 Special Meeting of Shareholders to be held November 21, 2001, or any adjournment thereof.

1. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

     [ ] FOR the Reorganization as explained in Appendix 1 and Appendix 2.

     [ ] WITHHOLD AUTHORITY to vote for the Reorganization.

IN THE EVENT THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE ON PROPOSAL NO. 1, MANAGEMENT INTENDS TO VOTE FOR PROPOSAL NO. 1.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished herewith.


_____________________________________
              Signature

_____________________________________
     Signature if held jointly

                                                          DATED: October 9, 2001